ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

(Servicing Released/MMLPISA dated November 1, 2006)

This is an Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) made as of July 31, 2007, among HSBC Bank, National Association (the “Assignor”), HSI Asset Securitization Corporation (the “Assignee”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”), Deutsche Bank National Trust Company (the “Trustee”) not individually but solely as trustee on behalf of the HSI Asset Loan Obligation Trust 2007-AR2, American Home Mortgage Corp. (the “Company”) and American Home Mortgage Servicing, Inc. (the “Servicer”).

In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto (the “Assigned Loan Schedule”) purchased by Assignor from Company pursuant to the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2006, between Assignor, Servicer and Company (the “Purchase Agreement”), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

Assignment and Assumption

1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase Agreement and Assignee hereby assumes all rights and obligations with respect to the Assigned Loans under the Purchase Agreement. Assignor specifically reserves and does not assign to Assignee any right title and interest in, to or under any Mortgage Loans subject to the Purchase Agreement other than those set forth on Attachment l. The Servicer shall service the Assigned Loans in accordance with the Purchase Agreement as modified by this AAR Agreement.

Recognition of the Company

2. From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Assigned Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this AAR Agreement to HSI Asset Loan Obligation Trust 2007-AR2 (the “Trust”) created pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the “Pooling Agreement”), among the Assignee as Depositor, the Trustee, the Master Servicer, Wells Fargo Bank, N.A. as securities administrator (the “Securities Administrator) and Wells Fargo Bank, N.A. as custodian (the “Custodian”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Assigned Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Assigned Loans, and the Trust hereby acknowledges that it has assumed such representations, warranties and covenants and that any claim by the Company with respect thereto shall be made by written notice to the Trustee, (iii) the Trust shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Assigned Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Company’s performance under the Purchase Agreement with respect to the Assigned Loans without the prior written consent of the Assignee, the Master Servicer and the Trustee. Any party requesting such amendment shall, at its own expense, provide to the Assignee, the Master Servicer and the Trustee, an opinion of counsel stating that (i) such amendment is permitted under the terms of the Purchase Agreement and (ii) such amendment will not materially and adversely affect the interests of the holders of any securities issued by the Trust. The Company acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Company as they relate to the Assigned Loans under the Purchase Agreement and this AAR Agreement.

Representations; Warranties and Covenants

3. Assignor warrants and represents to Assignee, the Master Servicer, the Trust and Company as of the date hereof:

a.
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.
Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

c.	Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase Agreement;

d.
Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

e.
Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

f.
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

g.
There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

4. Assignee warrants and represents to, and covenants with, Assignor, the Master Servicer, the Trust and Company as of the date hereof:

a.
Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and own the Assigned Loans;

b.
Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

c.
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

d.
There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

5. Company warrants and represents to, and covenants with, Assignor, the Master Servicer, the Trust and Assignee as of the date hereof:

a.
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.
Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

c.
Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company’s organizational documentation or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject, except in such case where the conflict, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under this AAR Agreement. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

d.
No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

e.
There is no action, suit, proceeding, investigation or litigation pending or, to Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Company, would adversely affect Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Company's ability to perform its obligations under this AAR Agreement; and

f.
Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Section 7.01 and 7.02 of the Purchase Agreement, are true and correct as of the date hereof in all material respects, except that the representation and warranty set forth in Section 7.02(i) shall, for purposes of this AAR Agreement, relate to the Mortgage Loan Schedule attached hereto.

6. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Master Servicer, the Assignee and the Trust (including the Assignee and the Company acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Company set forth in Section 5 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

7. In connection with the transfer of the Assigned Loans hereunder, the Company and the Servicer agree that, solely with respect to the Assigned Loans, the following modifications shall be made (all capitalized terms used below shall have the meanings assigned to such terms by this AAR Agreement and such terms shall be incorporated into the Purchase Agreement):

(i) Section 1 of the Purchase Agreement shall be amended so that the definition of Regulation AB is deleted in its entirely and replaced with the following: “Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1 100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.”

(ii) Section 1 of the Purchase Agreement shall be amended so that the definition of Business Day is deleted in its entirely and replaced with the following: “Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the States of Maryland, Minnesota or New York are authorized or obligated by law or executive order to be closed.”

(iii)  Section 1 of the Purchase Agreement shall be amended so that the definition of “Determination Date” is added after the definition of “Depositor” and before the definition of “Distribution Date”. The added definition of “Determination Date” shall contain the following language: “With respect to each Distribution Date, the fifteenth (15th) day of the calendar month in which such Distribution Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately preceding such fifteenth (15th) day.”

(iv) Section 1 of the Purchase Agreement shall be amended so that the definition of Distribution Date thereof is deleted and replaced with “The eighteenth (18th) day of each month, commencing on the eighteenth day of the month next following in the month in which the related Cut-off Date occurs, or if such eighteenth (18th) is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.”

8. Notwithstanding any term hereof to the contrary, the execution and delivery of this AAR Agreement by the Trustee is solely in its capacity as trustee for the Trust and not individually, and any recourse against the Trustee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of the Trust. It is expressly understood and agreed by the parties hereto that (i) this AAR Agreement is executed and delivered by the Trustee, not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred upon and vested in it, (ii) each of the representations, undertakings and agreements by the Assignee is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust (including, but not limited to, any amounts to be paid under the Purchase Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this AAR Agreement, the Pooling Agreement or any related document.

Miscellaneous

9. All demands, notices and communications related to the Assigned Loans, the Purchase Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

a.	In the case of Company,

American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York 11747
Attention: Robert F. Johnson, Jr.

With copies to:

American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York 11747
Attention: Alan B. Horn, General Counsel

b.	In the case of Assignor,

HSBC Bank USA, National Association
Re: HALO 2007-AR2
452 Fifth Avenue
New York, New York 10018
Attention: ABS/MBS Structured Finance

c.	In the case of Assignee,

HSI Asset Securitization Corporation
452 Fifth Avenue, 10th floor
New York, New York 10018
Attention: ABS/MBS Structured Finance

c.	In the case of Trustee,

Deutsche Bank National Trust Company
1761 St. Andrew Place
Santa Ana, California 92705
Attn: Trust Administration - HB07L2

d.	In the case of the Master Servicer:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road,
Columbia, Maryland 21045
Attention: Client Manager - HALO 2007-AR2

e.	In the case of the Securities Administrator:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road,
Columbia, Maryland 21045
Attention: Client Manager - HALO 2007-AR2

10. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

11. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

12. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

13. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

14. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

15. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION Assignor

By: /s/ Timothy Heller
Name: Timothy Heller Title: Officer #15568

HSI ASSET SECURITIZATION CORPORATION

By: /s/ Andrea Lenox
Name: Andrea Lenox Title: Vice President

AMERICAN HOME MORTGAGE CORP.

By: /s/ Alan B. Horn
Name: Alan B. Horn Title: Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE SERVICING, INC.

By: /s/ Alan B. Horn
Name: Alan B. Horn Title: Executive Vice President General Counsel & Secretary

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: /s/ Ronaldo Reyes
Name: Ronaldo Reyes Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By: /s/ Martin Reed
Name: Marin Reed Title: Vice President

ATTACHMENT 1

(form of Assigned Loan Tape)

ATTACHMENT 2

(Form of Purchase Agreement)